Exhibit 10.1
LIMITED GUARANTY
     This Limited Guaranty (this “Guaranty”) dated as of the 1st day of September, 2006 (the “Effective Date”), is made by United Development Funding III, L.P., a Delaware limited partnership (“Guarantor”), for the benefit of United Mortgage Trust, a real estate investment trust organized under the laws of the state of Maryland (the “Lender”) or its permitted successors and assigns.
R E C I T A L S:
     A.      United Development Funding, L.P., a Nevada limited partnership (“Debtor”) has issued to Lender, that certain Second Amended and Restated Secured Line of Credit Promissory Note in the principal amount of U.S. $45,000,000.00 dated June 20, 2006 (the “Note”).
     B.     Guarantor is in the business of providing credit enhancements in the form of loan guarantees , and Guarantor is willing to enter into this Guaranty in favor of Lender and hereby agree to be bound by its terms and conditions.
A G R E E M E N T:
     NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, Guarantor agrees and covenants as follows:
     1.     Definitions. Capitalized terms not defined in this Guaranty shall have the respective meanings given to such terms in the Note.
     2.     Guaranty and Surety. Subject to the provisions of Section 3, Guarantor hereby absolutely and unconditionally guarantees and becomes surety for, the full, timely and complete payment when due, whether by lapse of time, by acceleration of payment, or otherwise, of the indebtedness, liabilities and obligations of Debtor to the Lender existing or arising now or in the future under the Note and all renewals, extensions, modifications and substitutions of all or any part of the Note (collectively, the “Guaranteed Obligations”). Guarantor’s obligation under this Guaranty is unconditional, absolute and enforceable, irrespective of the validity or enforceability of the Guaranteed Obligations in whole or in part or of the Note or any provision thereof, whether recovery against Debtor with respect to the Guaranteed Obligations in whole or in part is prevented by bankruptcy, the operation of law, or otherwise, and any other circumstance that might otherwise cause a legal or equitable discharge or defense of Guarantor.
     3.     Maximum Liability Amount. Notwithstanding anything to the contrary contained in this Guaranty, (a) in no event shall the liability of Guarantor under this Guaranty exceed $30,000,000.00 (the “Maximum Liability Amount”), and (b) the Maximum Liability Amount shall be reduced by $1.00 for every $1.00 by which the Total Partners’ Equity of the Debtor exceeds $30,000,000.00, as set forth in the most recent financial statements of the Debtor as determined on the last business day of the month with respect to which such Maximum Liability Amount is determined (in case of such reduction, the reduced amount shall be the “Maximum Liability Amount” referenced herein). Debtor’s “Total Partners’ Equity” shall be the sum of

Partnership Equity and Net Income as determined by the Debtor in accordance with its financial reporting practices.
     4.      Subsequent Acts by Lender. Lender may, in its sole discretion and without notice, take or refrain from taking any action that might otherwise be deemed a legal or equitable release or discharge of Guarantor’s obligations under this Guaranty without either impairing or affecting the liability of Guarantor for the full, timely and complete payment of the Guaranteed Obligations, which actions might include, by way of illustration and not limitation:
     (a)     the renewal or extension of any of the Guaranteed Obligations or any payments thereunder, or the acceleration or change of time for payment of the Guaranteed Obligations, any increase in the principal amount of any promissory note or other instrument comprising a part of the Guaranteed Obligations and/or any additional funds advanced under the Guaranteed Obligations;
     (b)      the modification, amendment or change in any of the terms relating to any promissory note or other agreement, document or instrument executed at any time in the past, present or future in favor of Lender, including, without limitation, the Note;
     (c)      the absence of any attempt to collect the Guaranteed Obligations from Debtor or any other person or entity primarily or secondarily liable for the Guaranteed Obligations or any other action to enforce Lender’ rights with respect to the Guaranteed Obligations;
     (d)      the waiver, consent, or delay in enforcement by Lender with respect to any provision of any instrument evidencing the Guaranteed Obligations;
     (e)      any failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral given for the Guaranteed Obligations, or the release or compromise of any lien or security held by Lender as security for the Guaranteed Obligations;
     (f)      the compounding, rearrangement or consolidation by Lender of all or any part of the Guaranteed Obligations;
     (g)      the release from liability of Debtor or any other guarantor or person or entity primarily or secondary liable for the Guaranteed Obligations who may guarantee or provide security for the Guaranteed Obligations in whole or in part; or
     (h)     the settlement, release, compromise or cancellation of all or any part of the Guaranteed Obligations, or the acceptance of partial payment of all or any part of the Guaranteed Obligations.
     5.      Expenses. Subject to the provisions of Section 3, Guarantor agrees to pay all costs and expenses, including, without limitation, all court costs and reasonable attorneys’ fees paid or incurred by Lender in endeavoring to collect all or any part of the Guaranteed Obligations, or in enforcing or pursuing its remedies with respect to the Guaranteed Obligations.
     6.      Payment by Guarantor. In the event of any failure to pay with respect to the Guaranteed Obligations or any “default” or “event of default” under the Note, subject to the provisions of Section 3, Guarantor agrees to pay on demand, all of the Guaranteed Obligations and all other costs, expenses and other amounts payable under this Guaranty. Lender shall not be required to liquidate any lien or any other form of security, instrument, or note held by Lender prior to making such demand. THIS IS A GUARANTY OF PAYMENT AND NOT OF COLLECTION, and Guarantor specifically agrees that Lender shall not be required to assert any claim, file suit, or proceed to obtain a judgment against Debtor or any other guarantor, endorser or surety for the Guaranteed Obligations, or make any effort at collection of the Guaranteed Obligations, or foreclose against or seek to realize upon any security or collateral now or hereafter existing for the Guaranteed Obligations, or exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Guaranteed Obligations, before or as a condition of enforcing the liability of Guarantor under this Guaranty or requiring payment of the Guaranteed Obligations under this Guaranty. Guarantor agrees, to the full extent it may legally do so, that suit may be brought against Guarantor with or without making Debtor or any other person or entity a party to such suit, as Lender may elect. Guarantor agrees that Guarantor shall remain fully liable under this Guaranty regardless of whether Debtor is held to be not liable on the Guaranteed Obligations and regardless of whether all or any portion of the Guaranteed Obligations are “non-recourse” or “limited recourse” to Debtor.
     7.      Application of Payments. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits to the Guaranteed Obligations, whether received from Debtor or any other source, and such determination shall be binding on Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Guaranteed Obligations as Lender shall determine in its sole discretion without affecting the validity or enforceability of this Guaranty.
     8.      Guarantor’s Responsibilities. Guarantor hereby assumes responsibility for keeping informed of the financial condition of Debtor and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations. Guarantor further agrees that Lender shall have no duty to advise Guarantor of any information known to Lender regarding such condition or such circumstances or to undertake any investigation. If Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, Lender shall be under no obligation to update any such information or to provide any such information to Guarantor on any subsequent occasion.
     9.      Reinstatement. Guarantor agrees that to the extent any payment or payments are made to Lender or Lender receive any proceeds of collateral, which payments or proceeds are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Debtor or any other party, then Guarantor’s obligations under this Guaranty to the extent of such repayment shall immediately and automatically be reinstated and continued in full force and effect.
     10.     Waivers by Guarantor. Guarantor hereby waives to the extent permissible by law: (a) notice of acceptance of this Guaranty and of creation of the Guaranteed Obligations, (b) presentment, notice of non-payment, and demand for payment of the Guaranteed Obligations, (c) protest, notice of protest, and notice of dishonor or default to Guarantor or to any other party with respect to any of the Guaranteed Obligations, and (d) all other notices to which Guarantor might otherwise be entitled.
     11.     Continuation. This Guaranty shall continue in full force and effect with respect to Guarantor, and Lender shall be entitled to make loans and advances and extend financial accommodations to Debtor on the faith of this Guaranty, until Lender delivers to Guarantor, a written revocation of this Guaranty executed by Lender.
     12.      Mutual Understanding. Guarantor represents and warrants to Lender that Guarantor has read and fully understands the terms and provisions hereof, has had an opportunity to review this Guaranty with legal counsel and has executed this Guaranty based on Guarantor’s own judgment and advice of counsel. If an ambiguity or question of intent or interpretation arises, this Guaranty will be construed as if drafted jointly by Guarantor and Lender and no presumption or burden of proof will arise favoring or disfavoring any party because of authorship of any provision of this Guaranty.
     13.     Further Assurances. Guarantor at Guarantor’s expense will promptly (a) execute and deliver to Lender on Lender’ request, all such other and further documents, agreements and instruments as may be requested by Lender, and (b) deliver all such supplementary information as may be requested by Lender, in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.
     14.     Cumulative Remedies. Guarantor hereby agrees that all rights and remedies that Lender are afforded by reason of this Guaranty are separate and cumulative with respect to Guarantor and otherwise and may be pursued separately, successively, or concurrently, as Lender deem advisable. In addition, all such rights and remedies of Lender are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.
     15.     Notice. All notices and other communications under this Guaranty will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, delivered personally by hand, or delivered by nationally recognized overnight delivery service, to the parties’ respective addresses. Each notice or other communication will be treated as effective and as having been given and received (a) if sent by mail, at the earlier of its receipt or three business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail, (b) if sent by facsimile, upon confirmation of facsimile transfer, (c) if delivered personally by hand, upon written confirmation of delivery from the person delivering such notice or other communication, or (d) if sent by nationally recognized overnight delivery service, upon written confirmation of delivery from such service.

     16.     Enforcement and Waiver by Lender. Lender shall have the right at all times to enforce the provisions of this Guaranty in strict accordance with its respective terms, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions strictly in accordance with the same, shall not be construed as having created a custom or in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.
     17.     CHOICE OF LAW; JURISDICTION; VENUE. THIS GUARANTY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. JURISDICTION FOR ALL MATTERS ARISING OUT OF THIS GUARANTY SHALL BE EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN DALLAS COUNTY, TEXAS, AND GUARANTOR HEREBY IRREVOCABLY SUBMITS ITSELF TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND AGREES AND CONSENTS NOT TO ASSERT IN ANY PROCEEDING, THAT ANY SUCH PROCESS IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREES TO A TRANSFER OF SUCH PROCEEDING TO THE COURTS SITTING IN DALLAS COUNTY, TEXAS.
     18.     Severability. If any provision of this Guaranty shall be held invalid under any applicable laws, then all other terms and provisions of this Guaranty shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.
     19.     Amendments; Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by Guarantor herefrom shall in any event be effective unless the same shall be in writing and signed by Lender and Guarantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Guarantor may not be released from Guarantor’s obligations hereunder, except pursuant to a written instrument executed by Lender.
     20. Binding Effect; Assignment. This Guaranty shall be binding on Guarantor and Guarantor’s administrators, other legal representatives, successors, heirs and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for Guarantor, and shall inure to the benefit of Lender and its respective successors and assigns. Guarantor shall not be entitled to transfer or assign this Guaranty in whole or in part without the prior written consent of Lender. This Guaranty is freely assignable and transferable by Lender without the consent of Guarantor. Should the status, composition, structure or name of Guarantor change, this Guaranty shall continue and also cover the Guaranteed Obligations under the new status composition, structure or name according to the terms of this Guaranty.
     21.     Captions. The captions in this Guaranty are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

     22.     Number of Gender of Words. Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.
     23.     WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ASSOCIATED HEREWITH OR THEREWITH, (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES”, AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.
     24.     ENTIRE AGREEMENT. THIS GUARANTY CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND ALL PRIOR DISCUSSIONS, AGREEMENTS AND STATEMENTS, WHETHER ORAL OR WRITTEN, ARE MERGED INTO THIS GUARANTY. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. THIS GUARANTY MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
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     IN WITNESS WHEREOF, Guarantor has duly executed this Guaranty on this the 1st day of September, 2006, effective for all purposes as of the Effective Date.

GUARANTOR: UNITED DEVELOPMENT FUNDING III, L.P. a Delaware limited partnership
By:	UMTH Land Development, L.P.
Its:	General Partner

By:	UMT Services Inc.
Its:	General Partner

By:	/s/ Hollis M. Greenlaw
	Name:	Hollis M. Greenlaw
Its: President